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                                                                EXHIBIT 10.10(g)


                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Fifth Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of July 11, 2001, by and between Skechers U.S.A., Inc. ("Borrower") and The CIT Group/Commercial Services, Inc. ("CIT"), successor by purchase to the Commercial Services Division of Heller Financial, Inc., as Agent and as Lender ("Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended and Restated Loan and Security Agreement.

     WHEREAS, Agent and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 4, 1998 and all amendments thereto (the "Agreement"); and

     WHEREAS, Borrower and Agent desire to amend the Agreement as hereinafter set forth;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. AMENDMENT

1.1 Delete the first paragraph of subsection 2.1(B) in its entirety and substitute the following:

     (B) Revolving Loan: Each Lender, severally, agrees to lend to Borrower from time to time its Pro Rata Share of each Revolving Advance. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time $150,000,000 as reduced by subsection 2.4(B). Amounts borrowed under this subsection 2.1(B) may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date; provided, however that Borrower shall reduce the Revolving Loan to an amount not greater than the Cleanup Amount for at least one Business Day each consecutive twenty-one (21) day period. Except as otherwise provided herein, no Lender shall have any obligation to make a Revolving Advance to the extent such Revolving Advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

1.2  Delete subsection 2.1(B)(2) in its entirety and substitute the following:

     (2) "Borrowing Base" means, as of any date of determination, an amount equal to the sum of (a) 85% of Eligible Accounts plus (b) the lesser of (i) $75,000,000 and (ii) 60% of Eligible Inventory (excluding Eligible Retail Inventory) plus (c) the lesser of (i) $2,000,000 and
          (ii) fifty percent (50%) of the Eligible Retail Inventory plus (d) the Overadvance Amount; plus (e) the amount of Guarantor Cash Collateral; and (f) less in each case such reserves as Agent in its reasonable discretion may elect to establish.

1.3  Delete subsection 2.1(G)(1) in its entirety and substitute the following:

     (1) Maximum Amount. The aggregate amount of Bank Acceptances outstanding at any time shall not exceed $18,000,000. The aggregate amount of Letter of Credit Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed $30,000,000.


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1.4  Delete subsection 2.5 in its entirety and substitute the following new subsection:

     2.5 Term of this Agreement. This Agreement shall be effective until December 31, 2003 (the "Original Term") and shall automatically renew from year to year thereafter (each such year a "Renewal Term") unless terminated by (a) Borrower giving to Agent or (b) any Lender giving to Borrower and Agent not less than 60 days prior written notice of its intention to terminate at the end of the Original Term or at the end of any Renewal Term (the "Termination Date"). The Commitments shall terminate (unless earlier terminated) upon the earlier of (i) the occurrence of an event specified in subsection 8.3 or (ii) the Termination Date. Upon termination in accordance with subsection 8.3 or on the Termination Date, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid and satisfied, Agent, on behalf of Lenders, shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations hereunder, Borrower's obligation to indemnify Agent and each Lender in accordance with the terms hereof shall continue.

1.5  Add the following new Event of Default to Section 8:

               (t) Stockholders' Equity. Skechers' stockholders' equity decreases by more than 20% in any given calendar quarter.

1.6 Delete the Financial Covenants Rider in its entirety, the definitions of Tangible Net Worth and Working Capital in Section 11 in their entireties, and any other reference in the Agreement to the Financial Covenants Rider or the financial covenants represented thereby.

                      SECTION 2. RATIFICATION OF AGREEMENT

     2.1 To induce CIT to enter into this Amendment, Borrower represents and warrants that after giving effect to this Amendment, no violation of the terms of the Agreement exist and all representations and warranties contained in the Agreement are true, correct and complete in all material respects on and as of the date hereof.

     2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement are unchanged, and said Agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

     This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower, Guarantor and CIT.

                            SECTION 4. GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.


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               SECTION 5. ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

     Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under its respective guaranty shall not be impaired or affected and the guaranties are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

     Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                              THE CIT GROUP/COMMERCIAL SERVICES,
                              INC., as Agent and as Lender

                              By: /s/ WILLIAM F. ELLIOTT
                                 ----------------------------------------
                              Title: Vice President
                                    -------------------------------------




ATTEST:                       SKECHERS U.S.A., INC.


/s/ PHILIP PACCIONE           By: /s/ DAVID WEINBERG
---------------------------      ----------------------------------------
Secretary                     Title: Chief Financial Officer
As Corporate Secretary              -------------------------------------



                              GUARANTOR:

                              SKECHERS USA, INC. II,
                              a Delaware corporation



                              By: /s/ DAVID WEINBERG
                                 ----------------------------------------
                              Title: Chief Financial Officer
                                    -------------------------------------


                             SKECHERS BY MAIL, INC.,
                             a Delaware corporation


                              By: /s/ DAVID WEINBERG
                                 ----------------------------------------
                              Title: Chief Financial Officer
                                    -------------------------------------



                              SKECHERS USA DEUTSCHLAND, GMBH


                              By: /s/ DAVID WEINBERG
                                 ----------------------------------------
                              Title: Chief Financial Officer
                                    -------------------------------------



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